Exhibit 10.61

# Talbrook II Escrow Corp

450 N. Mountain Ave., #C • Upland, CA 91786
Phone: (909) 949-9738 • Fax: (909) 946-9321

## CANCELLATION INSTRUCTIONS

To: Talbrook II Escrow Corp. Date: February 1, 2012

Escrow No. 023625-JT

RE: 0357-303-16 and 0357-303-17 (Vacant Land) Oak Hills CA -

My previous instructions in the above numbered escrow are hereby amended and/or supplemented in the following particulars only:

The undersigned hereby mutually agree and instruct Escrow Holder to cancel this escrow in its entirety. Upon cancellation of this escrow all parties hereby release each other, Real Estate Broker, if any, Mortgage Broker, if any, and Talbrook II Escrow Corp. and its officers from any and all liability and/or responsibility both legally and equitable in connection therewith and hold said entities or individuals harmless from any and all respects relating to this transaction and they do hereby, both jointly and severally, indemnify Talbrook II Escrow Corp. against any loss, cost or liability, of any kind or nature, including reasonable attorneys fees that it might sustain in complying with these instructions.

Upon receipt of these cancellation instructions executed by all named parties herein below, funds on deposit shall be disbursed as follows:

| | | |
|---|---|---|
| $ | 1,000.00 | to Buyer; representing balance of deposit as refund |
| $ | 1,000.00 | TOTAL FUNDS ON DEPOSIT AS OF THE DATE OF THIS CANCELLATION INSTRUCTION. |

In the event the initial earnest money deposit and/or additional deposit of funds in escrow from the Buyer were placed in an interest bearing account, all interest earned thereon shall be disbursed to the Buyer when such exact amount of interest accrual is known. The interest amount shall be in addition to the funds disbursed as described above.

EACH OF THE UNDERSIGNED STATES THAT HE HAS READ THE FOREGOING INSTRUCTIONS AND UNDERSTANDS THEM AND DOES HEREBY ACKNOWLEDGE RECEIPT OF A COPY OF THESE INSTRUCTIONS.

Karinne Pevarnik Wolf, as trustee of the Karinne Pevarnik Wolf 1992 Trust, dated April 15, 1992

BY: Karinne Pevarnik Wolf Trustee
Karinne Pevarnik Wolf, Trustee

Coronus Energy Corporation, a Corporation

By:
Jeff Thachuk